                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 10, 1996


                          FPA MEDICAL MANAGEMENT, INC.
           ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                        0-24276                33-0604264
-------------------------------------------------------------------------------
(State or other juris-          (Commission File       (IRS Employer
diction of incorporation)       Number)                Identification No.)


3636 Nobel Drive, Suite 200, San Diego, California         92122
-------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)




(Registrant's telephone number, including area code):       (619) 453-1000



                               Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 10, 1996, the Registrant and certain of its affiliates acquired from Foundation Health Corporation ("Foundation"), a Delaware corporation, and certain of its affiliates, all of the outstanding stock of Foundation Health Medical Services, a California corporation, and FHMG/TDMC Medical Group, a California professional corporation, pursuant to a Stock and Note Purchase Agreement dated as of June 28, 1996 (the "Stock Purchase Agreement"). The acquisition was effective as of November 29, 1996. Pursuant to the Stock Purchase Agreement, the consideration for the acquisition was approximately $197 million, comprised of $2 million in cash, 4,076,087 shares of FPA common stock and approximately $120 million in notes. The total number of shares of FPA common stock included as consideration was determined pursuant to a formula in the Stock Purchase Agreement based on a cash sum as divided by the per share closing price of FPA common stock on a certain determination date. The Registrant utilized its working capital to fund the cash portion of the consideration. The shares of FPA common stock received by Foundation are not registered and absent registration can be sold only in transactions exempt from registration.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (a)      Financial statements of business acquired

                          (Incorporated herein by reference to Registrant's Registration Statement on Form S-4 filed on October 4, 1996.)

                          Foundation Health Medical Services and Affiliates Combined Financial Statements as of September 30, 1995 and 1996 (unaudited)

                 (b)      Pro forma financial information

                          Pro Forma Condensed Consolidated Financial Statements for the period ended December 31, 1995 and the nine months ended September 30, 1996

                 (c)      Exhibits

                          10.1 Stock and Note Purchase Agreement among, inter alia, the Registrant and Foundation dated as of June 28, 1996 (incorporated herein by reference to Registrant's Current Report on Form 8-K dated June 21, 1996)

                          23.1    Consent of Deloitte & Touche LLP

                          23.2 Consent of Stevenson, Jones, Imig, Holmaas & Kleinhans, P.C.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        FPA MEDICAL MANAGEMENT, INC.
                                             (Registrant)



Dated:  January 8, 1997                 By:    /s/ JAMES A. LEBOVITZ
                                           ------------------------------------
                                               James A. Lebovitz
                                               Senior Vice President, General
                                               Counsel and Secretary

                       FOUNDATION HEALTH MEDICAL SERVICES
          (A WHOLLY-OWNED SUBSIDIARY OF FOUNDATION HEALTH CORPORATION)
                                 AND AFFILIATES

                            COMBINED BALANCE SHEETS
                          SEPTEMBER 30, 1995 AND 1996
                                  (UNAUDITED)


                                                                                                          SEPTEMBER 30,
                                                                                                    ---------------------------
                                                                                                        1995              1996
                                                                                                    ------------    -----------
                                                      ASSETS
Current assets:
  Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  9,617,000    $         --
  Patient receivables, net of allowance for uncollectible accounts  . . . . . . . . . . . .           7,688,000       4,665,000
  Accounts receivable from related parties  . . . . . . . . . . . . . . . . . . . . . . . .           2,346,000
  Other current assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3,518,000       5,105,000
                                                                                                   ------------    ------------
          Total current assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          23,169,000       9,770,000
Property and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          87,382,000      91,055,000
Goodwill and other intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . .          13,532,000      12,115,000
Other assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,836,000       5,408,000
                                                                                                   ------------    ------------
          Total assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $126,919,000    $118,348,000
                                                                                                   ============    ============
                            LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
  Reserves for claims payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $7,002,000    $ 12,990,000
  Accounts payable and accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . .          22,638,000      19,570,000
  Accounts payable to related party . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,371,000
  Intercompany payables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7,958,000       7,925,000
  Intercompany notes payable  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         137,319,000     156,818,000
  Current portion of other liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . .           1,422,000       1,497,000
                                                                                                   ------------    ------------
          Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .         178,710,000     198,800,000
Noncurrent portion of other notes payable . . . . . . . . . . . . . . . . . . . . . . . . .             238,000
Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          13,882,000      18,220,000
                                                                                                   ------------    ------------

          Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         192,830,000     217,020,000
                                                                                                   ------------    ------------
Shareholder's deficit:
  Common stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              20,000          20,000
  Contributed capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4,722,000       4,722,000
  Accumulated deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (70,653,000)   (103,414,000)
                                                                                                   ------------    ------------

          Total shareholder's deficit . . . . . . . . . . . . . . . . . . . . . . . . . . .         (65,911,000)    (98,672,000)
                                                                                                   ------------    ------------
          Total liabilities and shareholder's deficit . . . . . . . . . . . . . . . . . . .        $126,919,000    $118,348,000
                                                                                                   ============    ============

    The accompanying notes are an integral part of these combined financial statements.

                       FOUNDATION HEALTH MEDICAL SERVICES
          (A WHOLLY-OWNED SUBSIDIARY OF FOUNDATION HEALTH CORPORATION)
                                 AND AFFILIATES

                       COMBINED STATEMENTS OF OPERATIONS
                 THREE MONTHS ENDED SEPTEMBER 30, 1995 AND 1996
                                   UNAUDITED

                                                                                                     1995            1996
                                                                                                 ------------    ------------
 Revenue:
   Capitation revenue -- related party . . . . . . . . . . . . . . . . . . . . . . . . . .       $19,618,000      $32,919,000
   Patient service revenue, net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7,858,000        4,175,000
   Patient service revenue, net -- related party . . . . . . . . . . . . . . . . . . . . .         1,156,000        1,422,000
   Other income  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,186,000          745,000
                                                                                                ------------     ------------
           Total revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        29,818,000       39,261,000
                                                                                                ------------     ------------
 Expenses:
   Salaries and benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        26,716,000       24,281,000
   Health care services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4,671,000       17,150,000
   Selling, general and administrative . . . . . . . . . . . . . . . . . . . . . . . . . .         9,009,000        8,500,000
   General and administrative -- related party . . . . . . . . . . . . . . . . . . . . . .           944,000          675,000
   Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,219,000        2,429,000
   Interest expense -- intercompany  . . . . . . . . . . . . . . . . . . . . . . . . . . .         3,067,000        2,647,000
                                                                                                ------------     ------------
           Total expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        46,626,000       55,682,000
                                                                                                ------------     ------------
 Loss before income taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (16,808,000)     (16,421,000)
 Benefit (provision) for income taxes  . . . . . . . . . . . . . . . . . . . . . . . . . .           235,000         (656,000)
                                                                                                ------------     ------------
 Net loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $(16,573,000)    $(17,077,000)
                                                                                                ============     ============



                       FOUNDATION HEALTH MEDICAL SERVICES
          (A WHOLLY-OWNED SUBSIDIARY OF FOUNDATION HEALTH CORPORATION)
                                 AND AFFILIATES

                  COMBINED STATEMENTS OF SHAREHOLDER'S DEFICIT
                     THREE MONTHS ENDED SEPTEMBER 30, 1996
                                   UNAUDITED


                                                        COMMON STOCK
                                                --------------------------
                                                                               CONTRIBUTED       ACCUMULATED
                                                     SHARES       AMOUNT         CAPITAL           DEFICIT         TOTAL
                                                ------------- ------------    -------------     -------------   -------------
Balance at July 1, 1995 . . . . . . . . . . .          10,200      $20,000       $4,722,000      $(86,337,000)   $(81,595,000)

Net loss  . . . . . . . . . . . . . . . . . .                                                     (17,077,000)    (17,077,000)
                                                ------------- ------------    -------------     -------------   -------------
Balance at September 30, 1996 . . . . . . . .          10,200      $20,000       $4,722,000     $(103,414,000)   $(98,672,000)
                                                ------------- ------------    -------------     -------------   -------------


    The accompanying notes are an integral part of these combined financial statements.

                       FOUNDATION HEALTH MEDICAL SERVICES
          (A WHOLLY-OWNED SUBSIDIARY OF FOUNDATION HEALTH CORPORATION)
                                 AND AFFILIATES

                       COMBINED STATEMENTS OF CASH FLOWS
                                   UNAUDITED

                                                                                                     THREE MONTHS ENDED
                                                                                                        SEPTEMBER 30,
                                                                                                 -----------------------------
                                                                                                    1995             1996
                                                                                                 ------------     ------------
 CASH FLOWS FROM OPERATING ACTIVITIES:

 Net loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $(16,573,000)    $(17,077,000)
 Adjustments to reconcile net loss to net cash used for operating activities:
   Depreciation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,219,000        2,461,000
   Changes in assets and liabilities:

      Patient receivables  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (910,000)         163,000
      Account receivable from related parties  . . . . . . . . . . . . . . . . . . . . .              523,000
      Other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (539,000)      (3,400,000)
      Accounts payable and accrued expenses  . . . . . . . . . . . . . . . . . . . . . .            3,614,000        4,817,000
      Accounts payable to related party  . . . . . . . . . . . . . . . . . . . . . . . .                               387,000
      Reserve for claims payable . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (699,000)      (2,910,000)
      Other current liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (1,274,000)     (17,251,000)
                                                                                                 ------------     ------------
 Net cash used for operating activities  . . . . . . . . . . . . . . . . . . . . . . . .          (13,639,000)     (32,810,000)
                                                                                                 ------------     ------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
 Acquisition of property and equipment . . . . . . . . . . . . . . . . . . . . . . . . .           (9,657,000)         491,000
 Proceeds from transfer of property and equipment to related party . . . . . . . . . . .            8,123,000
 Increase in intangible assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (1,574,000)
 Proceeds from sale of specialty practices . . . . . . . . . . . . . . . . . . . . . . .
 Decrease (increase) in other assets . . . . . . . . . . . . . . . . . . . . . . . . . .              (26,000)         129,000
                                                                                                 ------------     ------------
 Net cash provided by (used for) investing activities  . . . . . . . . . . . . . . . . .           (3,134,000)         620,000
                                                                                                 ------------     ------------


 CASH FLOWS FROM FINANCING ACTIVITIES:
 Paydown of other notes payable  . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (5,385,000)
 Proceeds from other notes payable . . . . . . . . . . . . . . . . . . . . . . . . . . .                             8,408,000
 Proceeds from intercompany notes payable  . . . . . . . . . . . . . . . . . . . . . . .           30,209,000       23,782,000
                                                                                                 ------------     ------------
 Net cash flows provided by financing activities . . . . . . . . . . . . . . . . . . . .           24,824,000       32,190,000
                                                                                                 ------------     ------------
 Net increase (decrease) in cash and cash equivalents  . . . . . . . . . . . . . . . . .            8,051,000                0
 CASH AND CASH EQUIVALENTS:
 Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,566,000                0
                                                                                                 ------------     ------------
 End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,617,000                0
                                                                                                 ============     ============

 SUPPLEMENTAL DISCLOSURE:

   Cash paid during the year for:
      Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $2,326,000       $2,303,000
                                                                                                 ============     ============
 Noncash investing and financing transactions:
      Assumption of liabilities in conjunction with acquisition of physician
           practice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $3,045,000       $  ---
                                                                                                 ============     ============
      Transfer of property and equipment to related party for reduction of
           intercompany debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $22,140,000       $  ---
                                                                                                 ============     ============


    The accompanying notes are an integral part of these combined financial statements.

                       FOUNDATION HEALTH MEDICAL SERVICES
          (A WHOLLY-OWNED SUBSIDIARY OF FOUNDATION HEALTH CORPORATION)
                                 AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                 THREE MONTHS ENDED SEPTEMBER 30, 1995 AND 1996
                                   UNAUDITED

NOTE 1 -- BASIS OF PRESENTATION

The combined balance sheets at September 30, 1995 and 1996 and the combined statements of operations and cash flows for the three months ended September 30, 1995 and 1996, and the statement of shareholder's deficit for the three months ended September 30, 1996 are unaudited. In the opinion of management, these statements have been prepared on the same basis as the audited combined financial statements, and include all adjustments (all of which consist solely of normal, recurring adjustments) necessary for a fair statement of the results for the interim periods presented. See Note 3 concerning the termination of the tax sharing agreement with Foundation Health Corporation. Operating results for the interim periods presented are not necessarily indicative of the results that may be expected for any other interim period or for the year as a whole.

NOTE 2 -- TRANSFER OF INTERESTS

FHMG/TDMC Medical Group (the "Holding Company") is a professional corporation which owns Foundation Health Medical Group, Inc. (FHMG) and Thomas-Davis Medical Centers, P.C. ("TDMC"). On June 28, 1996 the shareholder of the Holding Company entered into an agreement to sell all of the outstanding stock of the Holding Company to an independent practice association. Effective November 29, 1996 the transaction was consummated.

NOTE 3 -- INCOME TAXES

In December 1995 FHMG and TDMC entered into a tax sharing agreement with FHC. Contingent upon the sale of the stock of the Holding Company (Note 2), such agreement was terminated effective July 1, 1996. Accordingly, the tax provision for the three months ended September 30, 1996 does not include the tax benefit of the net operating losses of TDMC or FHMG for such period.

NOTE 4 -- RELATED PARTY TRANSACTIONS

It is suggested that these interim financial statements be read in conjunction with the annual financial statements of Foundation Health Medical Services and affiliates included in FPA's Form S-4 incorporated herein by reference. As disclosed in such financial statements, Foundation Health Medical Services and affiliates have material related party transactions.

     FPA MEDICAL MANAGEMENT, INC. AND SUBSIDIARIES AND ACQUIRED BUSINESSES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
        GIVING EFFECT TO THE MERGER OF STERLING HEALTHCARE GROUP AND THE
               ACQUISITION OF FOUNDATION HEALTH MEDICAL SERVICES
                                  (UNAUDITED)
                               September 30, 1996


                                                                                                                  FPA Medical
ASSETS                                                                                                           Management, Inc
                                                                                  Sterling                       and Acquisition
                                                                 FPA Medical     Healthcare      Pro Forma          Pro forma
                                                               Management, Inc  Group, Inc.     Adjustments       Consolidated
Current assets:
Cash and cash equivalents                                          $2,526,679                                        $2,526,679

Marketable securities                                               1,555,463                                         1,555,463
Accounts receivable - net                                          49,734,560     $40,799,245                        90,533,805
Current portion of notes receivable                                   650,953                                           650,953
Prepaid expenses and other assets                                   2,732,051       5,133,229                         7,865,280
Deferred income tax asset                                           1,011,018       3,097,318                         4,108,336
                                                              -----------------------------------------------------------------
Total current assets                                               58,210,724      49,029,792              -        107,240,516
                                                              -----------------------------------------------------------------
Property and equipment - net                                       17,004,108       2,846,092                        19,850,200
Restricted cash and deposits                                        7,804,728                                         7,804,728
Goodwill and intangibles- net                                      95,428,971      38,221,561                       133,650,532

Investments in GLHP                                                 4,994,900                                         4,994,900
Deposits and other assets                                           1,816,136         562,541                         2,378,677
                                                              -----------------------------------------------------------------
Total                                                            $185,259,567     $90,659,986             $-       $275,919,553
                                                              =================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts Payable and accrued expenses                             $12,010,855     $10,283,937    $13,000,000 [D]    $35,294,792
Claims payable, including incurred but not reported claims         47,474,955                                        47,474,955
Income tax payable                                                  2,273,591                                         2,273,591
Long-term debt - current portion                                   48,439,279       3,833,747                        52,273,026

Other liabilities                                                                     650,000                           650,000
                                                              -----------------------------------------------------------------
     Total current liabilities                                    110,198,680      14,767,684     13,000,000        137,966,364
                                                              =================================================================

Long-term debt - net of current portion                            12,761,989      10,801,342                        23,563,331

Deferred income tax liability                                       1,746,461         498,521                         2,244,982
Other long term liabilities                                         1,001,784       3,450,710                         4,452,494
Minority interest
Stockholders' equity (deficit):
    Common stock                                                       25,084             852         15,344 [C]         41,280


    Additional paid in capital                                     53,683,603      53,710,737        (15,344)[C]    107,378,996


    Stock payable                                                     493,100                                           493,100
    Accumulated earnings (deficit)                                  5,348,866       7,674,570    (13,000,000)[D]         23,436

   Less: deferred compensation - stock options                                       (244,430)                         (244,430)
   Less:  Due from stockholder
                                                              -----------------------------------------------------------------
        Total stockholders' equity (deficit)                       59,550,653      61,141,729    (13,000,000)       107,692,382
                                                              -----------------------------------------------------------------
Total                                                            $185,259,567     $90,659,986             $-       $275,919,553
                                                              =================================================================



                                                                                                              FPA Medical
ASSETS                                                            Foundation Health                        Management, Inc.
                                                                 Medical Services, Inc.   Pro forma            Pro forma
                                                                    and Affiliates       Adjustments         Consolidated
Current assets:
Cash and cash equivalents                                                               ($2,000,000)[A]           $526,679
Marketable securities                                                                                            1,555,463
Accounts receivable - net                                                $4,665,000                             95,198,805
Current portion of notes receivable                                                                                650,953
Prepaid expenses and other assets                                         5,105,000                             12,970,280
Deferred income tax asset                                                                                        4,108,336
                                                              ------------------------------------------------------------
Total current assets                                                      9,770,000      (2,000,000)           115,010,516
                                                              ------------------------------------------------------------

Property and equipment - net                                             91,055,000     (72,182,000)[L]         38,723,200
Restricted cash and deposits                                                                                     7,804,728
Goodwill and intangibles- net                                            12,115,000     209,672,000 [B]        351,212,532
                                                                                         (4,225,000)[L]
Investments in GLHP                                                                                              4,994,900
Deposits and other assets                                                 5,408,000      (1,687,000)[L]          6,099,677
                                                              ------------------------------------------------------------
Total                                                                  $118,348,000    $129,578,000           $523,845,553
                                                              ============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts Payable and accrued expenses                                   $19,570,000     ($2,903,000)[L]        $51,961,792
Claims payable, including incurred but not reported claims               12,990,000                             60,464,955
Income tax payable                                                                                               2,273,591
Long-term debt - current portion                                        156,818,000     (75,191,000)[L]         62,273,026
                                                                                        (71,627,000)[M]
Other liabilities                                                         9,422,000                             10,072,000
                                                              ------------------------------------------------------------
     Total current liabilities                                          198,800,000    (149,721,000)           187,045,364
                                                              ------------------------------------------------------------

Long-term debt - net of current portion                                                  34,000,000 [A]        129,190,331
                                                                                         71,627,000 [M]
Deferred income tax liability                                                                                    2,244,982
Other long term liabilities                                              18,220,000                             22,672,494
Minority interest
Stockholders' equity (deficit):
    Common stock                                                             20,000         (20,000)                49,432
                                                                                              8,152 [A]

    Additional paid in capital                                            4,722,000      (4,722,000)           182,370,844
                                                                                         74,991,848 [A]

    Stock payable                                                                                                  493,100
    Accumulated earnings (deficit)                                     (103,414,000)    103,414,000                 23,436
   Less: deferred compensation - stock options                                                                    (244,430)
   Less:  Due from stockholder
                                                              ------------------------------------------------------------
        Total stockholders' equity (deficit)                            (98,672,000)    173,672,000            182,692,382
                                                              ------------------------------------------------------------
Total                                                                  $118,348,000    $129,578,000           $523,845,553
                                                              ============================================================

                FPA MEDICAL MANAGEMENT, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                      Nine Months Ended September 30, 1996





                                                                                        Sterling
                                                  FPA Medical       Physicians         Healthcare      Pro forma
                                                Management, Inc.  First, Inc. [E]      Group, Inc.     adjustments
Managed care revenues                             $171,500,742      $14,870,833
Fee-for-service revenue                             17,020,463        4,176,018        $100,749,819
                                                 --------------------------------------------------------------------
Total operating revenue                            188,521,205       19,046,851         100,749,819             -
                                                 --------------------------------------------------------------------

Expenses:
     Medical services                              140,110,800       16,128,269          64,686,222

     General and administrative                     39,015,517        2,811,904          29,754,056      $160,134 [F]

                                                 --------------------------------------------------------------------
          Total expenses                           179,126,317       18,940,173          94,440,278       160,134
                                                 --------------------------------------------------------------------
Income (loss) from operations                        9,394,888          106,678           6,309,541      (160,134)

Other income (expense)
     Interest and other income                         343,881           83,940              99,190
     Interest expense                               (2,032,358)         (15,382)           (749,107)     (500,000)[G]
    Other expense
                                                 --------------------------------------------------------------------
          Total other income (expense)              (1,688,477)          68,558            (649,917)     (500,000)
                                                 --------------------------------------------------------------------
Income (loss) before income taxes                    7,706,411          175,236           5,659,624      (660,134)
Income tax (expense) benefit                        (3,378,492)         (73,922)         (2,218,081)      264,054 [I]
                                                 --------------------------------------------------------------------
Net income (loss)                                   $4,327,919         $101,314          $3,441,543     ($396,080)
                                                 ====================================================================

Pro forma net income per share                           $0.34
Weighted Average Shares Outstanding [O]             12,613,385



                                                  FPA Medical
                                                Management, Inc.                                                FPA Medical
                                                and Acquisitions     Foundation Health                        Management, Inc.
                                                   Pro forma       Medical Services, Inc.    Pro forma           Pro forma
                                                  Consolidated         and Affiliates       adjustments         Consolidated
Managed care revenues                             $186,371,575           $99,056,000                            $285,427,575
Fee-for-service revenue                            121,946,300            15,732,000                             137,678,300
                                                 ---------------------------------------------------------------------------
Total operating revenue                            308,317,875           114,788,000                 -           423,105,875
                                                 ---------------------------------------------------------------------------
Expenses:
     Medical services                              220,925,291           137,663,000                             358,588,291

     General and administrative                     71,741,611            36,474,000        $5,726,800 [F]       113,942,411

                                                 ---------------------------------------------------------------------------
          Total expenses                           292,666,902           174,137,000         5,726,800           472,530,702
                                                 ---------------------------------------------------------------------------
Income (loss) from operations                       15,650,973           (59,349,000)       (5,726,800)          (49,424,827)

Other income (expense)
     Interest and other income                         527,011             5,672,000                               6,199,011
     Interest expense                               (3,296,847)           (6,855,000)       (1,562,214)[G]       (11,714,061)
    Other expense                                                         (2,757,000)                             (2,757,000)
                                                 ---------------------------------------------------------------------------
          Total other income (expense)              (2,769,836)           (3,940,000)       (1,562,214)           (8,272,050)
                                                 ---------------------------------------------------------------------------
Income (loss) before income taxes                   12,881,137           (63,289,000)       (7,289,014)          (57,696,877)
Income tax (expense) benefit                        (5,406,441)           16,800,000        11,431,206 [I]        22,824,765
                                                 ---------------------------------------------------------------------------
Net income (loss)                                   $7,474,696          ($46,489,000)       $4,142,192          ($34,872,112)
                                                 ===========================================================================
Pro forma net income per share                           $0.36                                                        ($1.39)
Weighted Average Shares Outstanding [O]             21,017,416                                                    25,093,503


      FPA MEDICAL MANAGEMENT INC. AND SUBSIDIARIES AND ACQUIRED BUSINESSES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                          Year Ended December 31, 1995



                                                                                                                      Sterling
                                                     FPA Medical       1995 FPA       Foundation      Physicians     Healthcare
                                                   Management, Inc.  Acquisitions     Health IPA     First, Inc.     Group, Inc.
Managed care revenues                               $49,880,875      $25,090,938     $9,275,866     $34,313,695
Fee-for-service revenue                               2,811,080        1,289,937         18,789       7,347,642   $115,659,527
                                                    ---------------------------------------------------------------------------
Total operating revenue                              52,691,955       26,380,875      9,294,655      41,661,337    115,659,527
                                                    ---------------------------------------------------------------------------
Expenses:
     Medical services                                37,757,244       20,826,529     10,831,198      37,252,931     69,734,593

     General and administrative                      13,310,386        6,581,161        871,015       3,873,015     39,423,328

                                                    ---------------------------------------------------------------------------
          Total expenses                             51,067,630       27,407,690     11,702,213      41,125,946    109,157,921
                                                    ---------------------------------------------------------------------------
Income (loss) from operations                         1,624,325       (1,026,815)    (2,407,558)        535,391      6,501,606

Other income (expense)
     Interest and other income                          543,973           41,125         28,893         119,166         65,324
     Interest expense                                  (354,248)        (414,655)                       (21,649)    (1,823,695)
                                                    ---------------------------------------------------------------------------
          Total other income (expense)                  189,725         (373,530)        28,893          97,517     (1,758,371)
                                                    ---------------------------------------------------------------------------
Income (loss) before income taxes                     1,814,050       (1,400,345)    (2,378,665)        632,908      4,743,235
Income tax (expense) benefit                           (811,588)         (62,503)       927,680        (267,562)    (1,911,732)
                                                    ---------------------------------------------------------------------------
Net income (loss)                                     1,002,462       (1,462,848)    (1,450,985)        365,346      2,831,503
                                                    ============================================================================
Pro forma net income per share                            $0.13
Weighted Average Shares Outstanding [O]               7,676,402



                                                                   FPA Medical
                                                                   Management, Inc                                     FPA Medical
                                                                  and Acquisitions Foundation Health                Management, Inc.
                                  1995 Sterling     Pro  Forma        Pro forma    Medical Services,    Pro forma      Pro forma
                                   Acquisitions    Adjustments      Consolidated   and Affiliates [N]  adjustments    Consolidated
Managed care revenues                               $627,179 [H]    $119,188,553     $105,174,000                      $224,362,553
Fee-for-service revenue           $9,629,087                         136,756,062       41,374,000                       178,130,062
                                  --------------------------------------------------------------------------------------------------
Total operating revenue            9,629,087         627,179         255,944,615      146,548,000              0        402,492,615
                                  --------------------------------------------------------------------------------------------------
Expenses:
     Medical services              7,296,001                         183,698,496      104,723,000                       288,421,496

     General and administrative    2,589,077        (641,004)[K]      67,001,723      101,907,000      7,635,733 [F]    176,544,456
                                                     994,745 [F]
                                  --------------------------------------------------------------------------------------------------
          Total expenses           9,885,078         353,741         250,700,219      206,630,000      7,635,733        464,965,952
                                  --------------------------------------------------------------------------------------------------
Income (loss) from operations       (255,991)        273,438           5,244,396      (60,082,000)    (7,635,733)       (62,473,337)

Other income (expense)
     Interest and other income        13,980                             812,461                                            812,461
     Interest expense                               (245,416)[K]      (4,584,057)     (11,210,000)    (2,110,873)[G]    (17,904,930)
                                                  (1,724,394)[G]
                                  --------------------------------------------------------------------------------------------------
          Total other income
            (expense)                 13,980      (1,969,810)         (3,771,596)     (11,210,000)    (2,110,873)       (17,092,469)
                                  --------------------------------------------------------------------------------------------------
Income (loss) before income taxes   (242,011)     (1,696,372)          1,472,800      (71,292,000)    (9,746,606)       (79,565,806)
Income tax (expense) benefit                         775,353 [I]      (1,350,352)      31,368,000      3,898,642 [I]     33,916,291
                                  --------------------------------------------------------------------------------------------------
Net income (loss)                   (242,011)       (921,019)            122,448      (39,924,000)    (5,847,964)       (45,649,515)
                                  ==================================================================================================
Pro forma net income per share                                             $0.01                                             $(2.22)
Weighted Average Shares
  Outstanding [O]                                                     16,470,286                                         20,546,373


                 FPA MEDICAL MANAGEMENT, INC. AND SUBSIDIARIES

       NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (UNAUDITED)


         FPA Medical Management, Inc. and Subsidiaries ("FPA") has consummated the following transactions; purchased the business of Grossmont Medical Clinic ("Grossmont") effective May 18, 1995 for $2,385,000 in cash and debt; purchased Arizona Managed Care Services and Affiliates ("AMCS") effective July 1, 1995 for $1,850,000 in cash, FPA common stock and debt; purchased Gonzaba Management Services Organization ("Gonzaba") effective November 1, 1995 for $21,512,824 in cash, FPA common stock, and debt; purchased Foundation Health IPA effective January 31, 1996 for $10,063,654 in cash and debt; purchased Physicians First, Inc. effective June 1, 1996 for $21,591,541 in cash, FPA common stock, warrants for shares of FPA Common Stock and debt; merged with Sterling Healthcare Group, Inc. ("Sterling") in exchange for 8,097,781 shares of FPA common stock effective October 31, 1996 accounted for as pooling of interest; purchased Foundation Health Medical Services and Affiliates ("FHMS") for $111,000,00 in cash, FPA common stock and debt (Grossmont, AMCS and Gonzaba are collectively referred to as the "1995 FPA Acquisitions"). Also, during 1995, Sterling acquired Medical Networks, Inc. and Professional Emergency Physicians, P.A. (collectively, the "1995 Sterling Acquisitions"). These completed acquisitions by FPA and Sterling were accounted for under the purchase method. The following adjustments are necessary to reflect the pro forma effects of the executed and proposed transactions.

         Certain of the entities included in the pro forma financial statements are professional corporations of which FPA is unable to own a majority interest in states which prohibit the corporate practice of medicine. Such entities are included in the pro forma financial statements due to the fact FPA consolidates, or will consolidate upon acquisition, these professional corporations in the consolidated financial statements of FPA. These professional corporations are, or will be, consolidated by FPA because FPA has direct or indirect unilateral and perpetual control over the assets and operations of the professional corporations, other than by means of owning the majority of the voting stock of the professional corporations. Also, FPA believes it has unilateral and perpetual control over the FHMS entities. The shareholders/directors of these professional corporations have entered into a succession agreement which requires such shareholders/directors to sell to a designee of FPA such shareholders/directors' shares of stock if such shareholders/directors are terminated from FPA. This ensures unilateral and perpetual control over these professional corporations by FPA. As such, due to the parent-subsidiary relationship under generally accepted accounting principles, FPA will consolidate the financial statements of these professional corporations. FPA believes that consolidation of the financial statements of the professional corporations is necessary to present fairly the financial position and results of operations of the Company.

[A] Reflects the $111,000,000 in FPA common stock, debt and cash issued by FPA in connection with the acquisition of FHMS.

[B] Under purchase accounting, the assets and liabilities of the acquired entity are required to be adjusted to their estimated fair values.
         For the purposes of determining the pro forma effects of the FHMS acquisition on the balance sheet of FPA, the estimated fair values of the assets and liabilities of this acquisition have been preliminarily determined by the management of FPA to be equal to the historically recorded amounts. A valuation analysis will be performed by independent consultants and consequently, such estimates are subject to revision. However, the management of FPA does not expect the final classification and amortization to materially differ from these estimates. Accordingly, the estimated excess purchase price paid by FPA over the net assets of FHMS acquired in the amount of $209,672,000 has been reflected as a pro forma adjustment to goodwill and intangibles. The management of FPA has preliminarily determined that substantially all of the excess purchase price in this transaction will be allocated to the value of the managed care contract acquired which has a term of 30 years.

                 FPA MEDICAL MANAGEMENT, INC. AND SUBSIDIARIES

       NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


[C] Reflects the exchange of each share of Sterling common stock for .951 shares of FPA common stock based on FPA's average closing price of $24.1958 during the measurement period as defined in the Merger Agreement. Based on Sterling's 8,515,017 shares outstanding at October 31, 1996 (the effective date of the Sterling Merger), the total FPA common stock issued was 8,097,781 shares.

[D] Nonrecurring costs estimated to be $ 13,000,000 will be recorded in connection with the Sterling Merger. These costs consist primarily of professional fees and certain employee termination costs. Because such costs are nonrecurring, they have not been recorded in the accompanying unaudited pro forma condensed consolidated statements of operations. However, such costs will be charged to income in the first period following the consummation of the related merger.

[E] As a result of FPA's acquisition, PFI receives fully delegated capitation revenue from Physicians Corporation of America, the seller, based on the acquisition agreement with FPA, rather than primary care capitation only as is reflected in the historical income statements of PFI. The incremental revenue which PFI would have received under this fully delegated contract was approximately $31 million for the five months ended May 31, 1996 (date of acquisition) and approximately $67 million for the year ended December 31, 1995. Additionally, there would have been a corresponding increase in medical services expense and general and administrative expense for the provision of hospital and specialty care services under this fully delegated contract.

[F] For the purpose of determining the pro forma effects of the acquisitions of the 1995 FPA Acquisitions, FHIPA, PFI and FHMS on FPA's statement of operations, the following adjustments to increase(decrease) income have been made.



                                                                               YEAR ENDED DECEMBER 31, 1995
                                                    -------------------------------------------------------------------
                                                      1995 FPA
                                                    ACQUISITIONS     FHIPA        PFI           FHMS         TOTAL
                                                    ------------     -----        ---           ----          -----
Amoritization over 4-15 years of
  intangible assets (1)(2).........................   $(120,555)               $(241,005)   $  (820,000)   $(1,181,560)
Amortization over 25-30 years of
  cost in excess of net assets acquired
  (goodwill) (2)(3)................................    (728,123)   $(402,546)   (427,097)    (6,815,733)    (8,373,499)
Depreciation of additional purchase cost
  assigned to property and equipment...............    (127,530)                 283,780                       156,250
Compensation under employment
  agreements.......................................     768,331                                                768,331
                                                    -------------------------------------------------------------------
                                                      $(207,877)   $(402,546)  $(384,322)   $(7,635,733)   $(8,630,478)
                                                    ===================================================================



                                                                                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                                                      ---------------------------------------
                                                                                         PFI          FHMS          TOTAL
                                                                                         ---          ----          -----
Amortization over 30 years of costs in excess of net assets
  acquired (goodwill) (2) (3)                                                         $(177,957)  $(5,111,800)   $(5,289,757)
Amortization over 4-10 years of intangible assets (1) (2)                              (100,419)     (615,000)      (715,419)
Depreciation of purchase cost assigned to property and
equipment                                                                               118,242                      118,242
                                                                                      ---------------------------------------
                                                                                      $(160,134)  $(5,726,800)   $(5,886,934)
                                                                                      =======================================





_______________
(1) The amortization period of the identifiable intangible assets is based on the period of estimated future economic benefit as determined by FPA in conjunction with independent valuation analysis.

                 FPA MEDICAL MANAGEMENT, INC. AND SUBSIDIARIES

       NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)



    (2) The total balance of the goodwill and intangibles would have been approximately $250,432,371 and $8,364,019, respectively, related to the 1995 FPA Acquisitions, FHIPA, PFI and FHMS at January 1, 1995.
         The total balance of the goodwill and intangibles would have been approximately $242,058,872 and $7,182,459, respectively, related to PFI and FHMS at January 1, 1996.

    (3) It is expected that substantially all of the excess purchase price over the net assets acquired in connection with the acquisition of the FHMS entities will be allocated to the managed care contract which has a life of 30 years. As the value of the managed care contract will be amortized over 30 years, the same amortization period as goodwill, and there would be no difference in the amortization expense, no amount has been allocated between the goodwill and the managed care contract for the purposes of the pro forma financial statements.

[G] Reflects the increase in interest expense as a result of the notes issued in connection with the FPA acquisitions. The debt in the amount of approximately $116,000,000 that would have been issued or assumed in connection with the FHMS acquisition bears interest at LIBOR plus .45%. A one-eighth percent change in the interest rate would have an impact to interest expense of approximately $109,000 and $145,000 for the nine months ended September 30 ,1996 and the year ended December 31, 1995, respectively.

[H] Reflects the increase in revenues for FHIPA as a result of the new provider agreement with Foundation, the seller, based on the acquisition agreement.

[I] Reflects the estimated income tax effects of the pro forma adjustments.
    Additionally, for the year ended December 31, 1995, reflects income taxes as if the 1995 FPA Acquisitions and the 1995 Sterling Acquisitions were C Corporations and had accounted for taxes in accordance with the provisions of SFAS No. 109. No valuation allowance has been recognized related to the pro forma tax benefits based on FPA Management's belief that it is more likely than not, based on the assessment of future taxable income and available tax planning strategies, that such benefit would be realized in future periods. If FPA had incurred losses before income taxes of $57,696,877 and $79,565,806 for the nine months ended September 30, 1996 and the year ended December 31, 1995, respectively, included in the pro forma income statements, FPA would need to generate a comparable amount of future taxable income over the next 15 years (net operating loss carryforward period) in order to fully realize the benefit of these net operating losses.

[J] Not used.

[K] Reflects the reduction in shareholder compensations, bonuses and other benefits that will not be paid in the future as a result of the 1995 Sterling Acquisitions and the employment contracts that Sterling entered into, in conjunction with the 1995 Sterling Acquisitions. Additionally, reflects the amortization of the excess of cost over net assets of businesses acquired of $216,723, and the incremental interest of $245,416 in conjunction with the 1995 Sterling Acquisitions. Interest is calculated based on Sterling's 1995 effective borrowing rate of 8.0%. The excess of the purchase price over the cost of the net assets of the 1995 Sterling Acquisitions is being amortized on a straight-line basis over periods ranging from 25 to 40 years. The 1995 Sterling Acquisitions resulted in additional borrowings on Sterling's bank line of credit in the amount of $15,100,000 during 1995.

[L] Reflects an adjustment for certain assets and liabilities, as defined in the Stock and Note Purchase Agreement between Foundation and FPA (the "Stock Purchase Agreement"), which would have been distributed from FHMS to Foundation, the seller, prior to the acquisition of FHMS by FPA. Such assets consist primarily of property and equipment which FPA is not acquiring in the transaction and is being transferred to Foundation with a corresponding decrease in the debt due to Foundation.

                 FPA MEDICAL MANAGEMENT, INC. AND SUBSIDIARIES

       NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)




[M] Reflects the reclassification of debt owed to Foundation to long-term as defined in the Stock Purchase Agreement. The debt due to Foundation in connection with this acquisition would have consisted of a note for approximately $94,000,000 bearing interest at LIBOR plus .45%, as may be adjusted from time to time pursuant to the note, with interest payable monthly commencing on January 1, 1997 and principal payable in 59 monthly installments commencing on February 1, 1999 and a final installment of the remaining principal on December 31, 2003. Such principal payments are based on a 13 year amortization schedule with a balloon payment at the end of seven years. In the event FPA issues any debt or equity securities after December 31, 1998, FPA must prepay the outstanding principal of such note from the proceeds of such issuance in an amount equal to the lesser of (i) 25% of the amount of the net proceeds of such issuance and (ii) the principal amount then outstanding under the note. In addition, there was a $22 million note issued due to Foundation bearing interest at LIBOR plus .45% for approximately the first seven months and LIBOR plus 3.45% thereafter maturing 25 months from the closing date, which was paid down with the proceeds from the issuance of the convertible subordinated debentures sold in a private placement dated December 18, 1996.

[N] The FHMS amounts included in the pro forma condensed consolidated statement of operations for the year ended December 31, 1995 represent the unaudited results of operations of FHMS for the year ended March 31, 1996. Accordingly, the FHMS income statement amounts for the three months ended March 31, 1996 are included in the pro forma condensed consolidated income statements for the year ended December 31, 1995 and the nine months ended September 30, 1996.

[O] The weighted average shares outstanding was calculated based on the historical weighted average shares outstanding of FPA giving effect to the shares of FPA Common Stock issued in connection with the Sterling Merger (at an exchange ratio of .951). In addition, for the nine months ended September 30, 1996 and the year ended December 31, 1995, the weighted average shares outstanding give effect to the 4,076,087 shares of FPA Common Stock issued in connection with the FHMS acquisition, 525,000 shares of FPA Common Stock issued in connection with the PFI Acquisition, and 225,475 shares of FPA Common Stock issued in connection with the 1995 FPA Acquisitions.

                                 EXHIBIT INDEX



Exhibit                                    Exhibit

10.1 Stock and Note Purchase Agreement among, inter alia, the Registrant and Foundation dated as of June 28, 1996 (incorporated herein by reference to Registrant's Current Report on Form 8-K dated June 21, 1996)

23.1               Consent of Deloitte & Touche LLP

23.2               Consent of Stevenson, Jones, Imig, Holmaas & Kleinhans, P.C.